UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2010 (June 9, 2010)

57TH STREET GENERAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-53977	27-1215274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 409-2434

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On June 9, 2010, 57th Street General Acquisition Corp. (the “Company”) announced it has been informed by Morgan Joseph & Co. Inc., the representative of the underwriters of the Company’s initial public offering consummated on May 25, 2010, that commencing on Thursday, June 10, 2010, the holders of the Company’s units may elect to separately trade the common stock and warrants underlying the units. Those units not separated will continue to trade on the Over-The-Counter Bulletin Board under the symbol “SQTCU” and each of  the common stock and the warrants will trade under the symbols “SQTC” and “SQTCW”, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits:

           Exhibit 99.1              Press Release dated June 9, 2010

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2010	57TH STREET GENERAL ACQUISITION CORP.

	By:	/s/ Mark D. Klein
Name: Mark D. Klein
Title: Chairman, President and Chief Executive
Officer

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